Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Huttig Building Products, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kelly Dame, Chief Executive Officer of the Company, and I, Darin Holderness, Chief Financial Officer of the Company, certify, to our knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kelly Dame
Kelly Dame
Chief Executive Officer
August 5, 2022

/s/ Darin Holderness
Darin Holderness
Chief Financial Officer
August 5, 2022